SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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      MARSHALL ISLANDS               000-14135             52-2098714
(State or Other Jurisdiction (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                Identification No.)
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                  ONE STATION PLACE, STAMFORD,              06902
                          CONNECTICUT                    (Zip Code)
            (Address of Principal Executive Offices)
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                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events


On February 1, 2005, OMI Corporation (the "Company") issued a press release announcing charters in of two new Suezmaxes, the sale of the last non double hull vessels and the delivery of a product carrier contracted for in the summer of 2004. The press release is furnished herewith as Exhibit 99.


 Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on February 1, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date :February 1, 2005

                                        By: /s/ Craig H. Stevenson, Jr.
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                                        Craig H. Stevenson, Jr.
                                        Chairman of the Board and
                                        Chief Executive Officer


Date : February 1, 2005

                                        By: /s/ Kathleen C. Haines
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                                        Kathleen C. Haines
                                        Senior Vice President,
                                        Chief Financial
                                        Officer and Treasurer

                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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   99          Press Release issued by the Company on February 1, 2005.